Exhibit 5(c)
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                                 AMENDMENT NO. 8
                                       to
                                    EXHIBIT A

EFFECTIVE DATES:

Portfolio                                              Effective Date
---------                                              --------------

Stock Fund                                             April 2, 1991
Special Equity Fund                                    April 2, 1991
Fixed Income Fund                                      April 2, 1991
Intermediate Government Bond Fund                      April 2, 1991
Intermediate Tax Free Fund                             April 2, 1991
Intermediate Term Income Fund                          September 15, 1992
Equity Index Fund                                      September 15, 1992
Regional Equity Fund                                   September 15, 1992
Limited Term Income Fund                               September 15, 1992
Balanced Fund                                          September 15, 1992
Asset Allocation Fund                                  September 15, 1992
Minnesota Insured Intermediate Tax Free Fund           December 31, 1993
Colorado Intermediate Tax Free Fund                    December 31, 1993
Emerging  Growth Fund                                  December 31, 1993
Technology Fund                                        December 31, 1993
International Fund                                     December 31, 1993
Equity Income Fund                                     January 31, 1994
Diversified Growth Fund                                January 31, 1994
Real Estate Securities Fund                            June 12, 1995
Health Science Fund                                    January 31, 1996
Oregon Intermediate Tax Free Fund                      August 5, 1997
California Intermediate Tax Free Fund                  August 5, 1997
Micro Cap Value Fund                                   August 5, 1997
Small Cap Value Fund                                   November 21, 1997
International Index Fund                               November 21, 1997

ADVISORY FEES:
--------------


                                                                                       Annual Advisory Fee
                                                                                       As a Percentage of
Portfolio                                      Average Daily Net Assets             Average Daily Net Assets
---------                                      ------------------------             ------------------------
Stock Fund                                          On All Assets                               .70%
Special Equity Fund                                 On All Assets                               .70%
Fixed Income Fund                                   On All Assets                               .70%
Intermediate Government Bond Fund                   On All Assets                               .70%
Intermediate Tax Free Fund                          On All Assets                               .70%
Intermediate Term Income Fund                       On All Assets                               .70%
Equity Index Fund                                   On All Assets                               .70%
Regional Equity Fund                                On All Assets                               .70%
Limited Term Income Fund                            On All Assets                               .70%
Balanced Fund                                       On All Assets                               .70%
Asset Allocation Fund                               On All Assets                               .70%
Minnesota Insured Intermediate Tax Free Fund        On All Assets                               .70%
Colorado Intermediate Tax Free Fund                 On All Assets                               .70%
Emerging Growth Fund                                On All Assets                               .70%
Technology Fund                                     On All Assets                               .70%
International Fund                                  On All Assets                              1.25%
Equity Income Fund                                  On All Assets                               .70%
Diversified Growth Fund                             On All Assets                               .70%
Real Estate Securities Fund                         On All Assets                               .70%
Health Sciences Fund                                On All Assets                               .70%
Oregon Intermediate Tax Free Fund                   On All Assets                               .70%
California Intermediate Tax Free Fund               On All Assets                               .70%
Micro Cap Value Fund                                On All Assets                               .70%
Small Cap Value Fund                                On All Assets                               .70%
International Index Fund                            On All Assets                               .70%